As filed with the Securities and Exchange Commission on October 31, 2013
1933 Act Registration No. 333-117597
1940 Act File No. 811-21606

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 13	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 15	[X]

(Check appropriate box or boxes.)

CENTAUR MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1460 Main Street, Suite 234, Southlake, TX 76092
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Rhonda A. Mills
1290 Broadway, Suite 1100, Denver, CO 80203
(Name and Address of Agent for Service)

With copy to:

Thomas W. Steed, III
Kilpatrick, Townsend & Stockton LLP
4208 Six Forks Road, Suite 1400
Raleigh, North Carolina 27609

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:
[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

Centaur Total Return Fund – Ticker Symbol TILDX

Centaur Total Return Fund

PROSPECTUS

October 31, 2013

Investment Advisor

Centaur Capital Partners, L.P.
Southlake Town Square
1460 Main Street, Suite 234
Southlake, TX  76092

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

SUMMARY

CENTAUR TOTAL RETURN FUND

Investment Objective.  The Centaur Total Return Fund (“Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	2.00%1

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses2	0.30%
Total Annual Fund Operating Expenses	2.42%
Fee Waivers and/or Expense Reimbursements3	(0.17%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements3	2.25%

1	The redemption fee is charged upon any redemption of Fund shares occurring within one year after purchase.

2
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expense of the Fund and do not include “Acquired Fund Fees and Expenses.”

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Centaur Capital Partners, L.P. (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for the period ending September 3, 2015.  The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Trust’s Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$228	$721	$1,258	$2,726

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index.  The Fund typically invests in common stocks and other equity securities, which may include real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs), royalty trusts, preferred stocks, convertible bonds, convertible preferred stocks, and warrants.

In addition to investing in equity securities that offer high dividend yields, the Advisor expects to generate income from selling covered call options on securities in the Fund.  The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Fund’s portfolio while still satisfying the Fund’s goal of generating investment income.  Securities so purchased will be selected based upon the attractiveness and security of the underlying stock as well as the income potential of the covered call options.  The Advisor intends to use the above strategies to structure the Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index.  The Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

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At the discretion of the Advisor, the Fund may allocate its capital to bonds and short-term instruments.  The Fund may purchase bonds of any credit quality, maturity, or yield.  The Fund may invest in investment-grade fixed income securities and securities that are below investment-grade, including junk bonds.  Short-term/money market instruments include all types of short-term and money market instruments.  The Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of attractive investment opportunities as well as market and economic conditions.

To select equity securities for the Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;

•
Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;

•	Powerful and sustainable competitive advantages;

•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisor will consider high dividend yields when selecting stocks.  The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount to the intrinsic value, however, the Advisor may select stocks with a somewhat modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the Fund, the Advisor examines the relationships of current yield and risk of investment-grade bonds as compared to available equity securities.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the money invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•
Market Risk.  The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

•	Management Style Risk. The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•
Sector Focus Risk.  The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Foreign Securities Risk.  Foreign securities may involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares.

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•
Non-Diversified Fund Risk.  Because the Fund can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, it may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund’s shares may be reduced.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  Changes in interest rates may have a significant effect if the Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

•
Maturity Risk.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) or higher are considered investment-grade securities.  While the Fund may invest in various rated investment-grade securities including securities rated Baa by Moody’s or BBB by S&P or Fitch, they are somewhat riskier than more highly rated investment-grade debt obligations.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

•
Junk Bonds or Lower-Rated Securities Risk.  Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  These risks can reduce the Fund’s share prices and the income it earns.

•
Derivative Instruments Risk. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•	Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the Fund’s portfolio investments.

•
Risks from Writing Call Options.  When the Fund writes call options on its portfolio securities it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market.  Writing call options could also result in additional turnover and higher tax liability.

•
Real Estate Securities Risk.  To the extent the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

•
MLP Risks.  A MLP is a limited partnership in which the ownership units are publicly traded.  MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors.  Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation.  MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region.  Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner.  The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value.  The Fund's investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

•
Royalty Trust Risks.  The Fund may invest in publicly traded royalty trusts.  Royalty trusts are special purpose vehicles organized as investment trusts created to make investment in operating companies or their cash flows.  A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.  Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value.  The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Fund expenses.

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•
Risks Related to Other Equity Securities.  In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

•
Risks Related to Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates.

Performance Information.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.centaurmutualfunds.com.

Fund Calendar Year Returns

2006	15.75%
2007	-0.63%
2008	-20.55%
2009	43.98%
2010	20.64%
2011	-2.33%
2012	17.94%

Quarterly Returns During This Time Period
Highest return for a quarter	18.79%	Quarter ended September 30, 2009
Lowest return for a quarter	-13.29%	Quarter ended September 30, 2011
Year-to-date return as of most recent quarter	17.94%	Quarter ended December 31, 2012

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Average Annual Total Returns For the Period Ended December 31, 2012	1 Year	5 Years	Since Inception (3/16/2005)
Return before taxes	17.94%	9.71%	9.37%
Return after taxes on distributions	15.30%	8.96%	8.03%
Return after taxes on distributions and sale of shares	12.07%	8.07%	7.48%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	4.54%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	10.84%	2.49%	3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

The Dow Jones U.S. Select Dividend Index is a widely recognized unmanaged index which is generally considered to be representative of the performance of dividend-paying stocks in the United States securities markets.

Management.  Centaur Capital Partners, L.P. is the investment advisor for the Fund.  Malcolm “Zeke” Ashton (Manager of the Advisor) is the portfolio manager for the Fund and has served in that capacity since the Fund’s inception on March 16, 2005.

Purchase and Sale of Fund Shares.  The Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase, redeem, or exchange shares of the Fund on any business day the New York Stock Exchange is open:

•	by mail addressed to Centaur Mutual Funds Trust, c/o Transfer Agency, P.O. Box 8656, Denver, CO 80201;

•	by facsimile at 1-866-205-1499;

•	by telephone at 1-888-484-5766; and

•	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVES

The Fund seeks maximum total return through a combination of capital appreciation and current income.  The Fund’s investment objective may be changed without shareholder approval upon prior written notice to shareholders.  The Fund is a non-diversified, open-end fund series of Centaur Mutual Funds Trust (“Trust”).

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its objective, the Fund invests in common stocks of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index.  The Fund typically invests in common stocks and other equity securities including real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs), royalty trusts, preferred stocks, convertible bonds, convertible preferred stocks, and warrants.

6

In addition to investing in equity securities that offer high dividend yields, the Advisor expects to generate income from selling covered call options on securities in the Fund.  The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Fund’s portfolio while still satisfying the Fund’s goal of generating investment income.  Securities so purchased will be selected based upon the attractiveness and security of the underlying stock as well as the income potential of the covered call options.  The Advisor intends to use the above strategies to structure the Fund’s investment portfolio in such a way as to achieve an income yield superior to that of the S&P 500 Total Return Index.  The Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

At the discretion of the Advisor, the Fund may allocate its capital to bonds and short-term instruments.  The Fund may purchase bonds of any credit quality, maturity, or yield.  The Fund may invest in investment-grade fixed income securities and securities that are below investment-grade, including junk bonds.  Short-term/money market instruments include all types of short-term and money market instruments.  The Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of attractive investment opportunities as well as market and economic conditions.  The Advisor regularly reviews the Fund’s allocations and makes changes to favor investments that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.

In selecting common stocks and other equity securities for the Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;
•
Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;
•	Powerful and sustainable competitive advantages;
•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity;
•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership; or
•	High dividend yields.

Most importantly, the Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount -- preferably at least 50% -- to their intrinsic value.  In determining discount to intrinsic value, the Advisor considers the following factors:

•	Substantial discount from a price at which the securities of comparable businesses have been sold in arms’ length transactions between parties judged to be competent businesspersons;
•	Substantial discount to the value of the business determined by cash flow analysis and qualitative strengths; and/or
•	Substantial discount from asset value based on the total value of the company’s individual parts and assets, less the present value of its liabilities.

The Advisor will be more likely to buy a security at a more modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the Fund, the Advisor examines the relationships of current yield and risk of investment-grade bonds as compared to available equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investments in the Fund are subject to investment risks, including the possible loss of some or all of the money invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in each Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

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Management Style Risk.  Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions.  The returns from the types of stocks purchased by the Fund may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.).  Each type of stock tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Sector Focus Risk.  Another area of risk involves the potential focus of the Fund’s assets in securities of a particular sector.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest in more heavily will vary.

Non-Diversified Fund Risk.  The Fund is a non-diversified fund.  In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.  Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.

Portfolio Turnover Risk.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Fund may sell portfolio securities without regard to the length of time they have been held due to securities no longer being undervalued in the opinion of the Advisor and/or in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when it sells particular portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is generally expected to be more than 100%.

Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund’s shares may be reduced.  The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.  Credit risk is particularly significant to the Fund when investing a portion of its assets in junk bonds or lower than investment-grade securities.

Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  A rise in interest rates causes the value of a bond to decrease, and vice versa.  There is the possibility that the value of the Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a significant effect if the Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also, when interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the amount prepaid by those owners must be reinvested at the then lower prevailing rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings.  The Fund may hold investments in debt securities of any maturity.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

Investment-Grade Securities Risk.  Debt securities are rated by national bond rating agencies.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) or higher are considered investment-grade securities.  The Fund may invest in various rated investment-grade securities including securities rated Baa by Moody’s or BBB by S&P or Fitch.  While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

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Derivative Instruments Risk.  Derivative instruments such as futures contracts, option contracts, and options on future contracts are generally investments whose value depends on (or is derived from) the value of the underlying assets, interest rate, or index.  Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.  When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

Valuation Risks for Non-Exchange Traded Options.  The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the Fund’s portfolio investments.  This is because the Fund may have a more difficult time securing a willing buyer or seller (as the case may be) for non-exchange traded put and call options.

Risks Related to Other Equity Securities.  In addition to common stocks, the equity securities in each Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised.  As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Real Estate Securities Risk.  To the extent the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

Risks from Writing Call Options.  When the Fund writes call options on its portfolio securities it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market.  Writing call options could also result in additional turnover and higher tax liability.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, these securities may involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares.  Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.  Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid, and economies that are less developed.  In addition, the sale of a foreign security may subject the Fund to foreign tax withholding which can reduce the Fund’s returns and the value of your shares.  See the Fund’s Statement of Additional Information for additional information regarding foreign securities risk.

Junk Bonds or Lower-rated Securities Risk.  To the extent the Fund invests in fixed income securities that are below investment-grade, including junk bonds, as part of its principal investment strategy, risk related to such investments is a factor that can affect the Fund’s value.  Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  These risks can reduce the Fund’s share prices and the income it earns.

MLP Risks.  A MLP is a limited partnership in which the ownership units are publicly traded.  MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors.  Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation.  MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region.  Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner.  The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value.  The Fund's investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

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Royalty Trust Risks.  The Fund may invest in publicly traded royalty trusts.  Royalty trusts are special purpose vehicles organized as investment trusts created to make investment in operating companies or their cash flows.  A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.  Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value.  The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Fund expenses.

OTHER INVESTMENT POLICIES AND RISKS

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be appropriate investment vehicles if they want to invest in the Fund for a short period of time.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Fund may invest up to 100% of its assets in these investments.  To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances however, the Fund may also hold U.S. government securities, repurchase agreements, money market instruments, and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for the Fund’s operating expenses.

To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.  If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Centaur, Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX  76092, became the investment advisor for the Fund effective September 3, 2013.  Prior to September 3, 2013, Centaur had served as sub-advisor for the Fund since its inception.  Centaur serves in the capacity of investment advisor to the Fund pursuant to an investment advisory contract with the Trust on behalf of the Fund.  Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.  The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a Delaware limited partnership, is controlled by Malcolm “Zeke” Ashton.  Centaur and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since 2002.  Centaur, together with its affiliates, had approximately $160 million in assets under management as of January 31, 2013.

Advisor Compensation. Centaur assumed the role of investment advisor to the Fund effective September 3, 2013.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%.  For the Fund’s fiscal year ended October 31, 2012, T2 Partners Management LP, the Fund’s former investment advisor, received $1,076,414 from the Fund before reimbursing $122,006 in expenses.  The net fee paid to the Advisor as a percentage of average net assets was 1.33%.

Expense Limitation Agreement.  The Advisor has entered into an Expense Limitation Agreement with the Fund effective September 3, 2013 under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for the period ending September 3, 2015. Because the previous expense limitation agreement which was effective prior to Centaur assuming the role of investment advisor to the Fund did not include the current investment advisory fees of 1.50%, the 1.95% expense limitation in the current Expense Limitation Agreement is effectively the same as the 0.45% expense limitation in the previous expense limitation agreement.  The Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.

Disclosure Regarding Approval of the Investment Advisory Contract.  The Trustees approved a new investment advisory contract with Centaur for the Fund (the “Advisory Contract”) in February 2013.  The Advisory Contract was submitted to Fund shareholders for approval, which was received August 30, 2013.  A discussion regarding the Trustees’ basis for approving the Advisory Contract for the Fund will be available in the Fund’s annual report to shareholders for the period ending October 31, 2013.  You may obtain a copy of this annual report when available, free of charge, upon request to the Fund.

PORTFOLIO MANAGEMENT

Zeke Ashton has served as portfolio manager for the Fund and managed the Fund since inception. Mr. Ashton is the founder and Managing Partner of Centaur Capital Partners, L.P.  Founded in 2002, Centaur specializes in value-oriented strategies, including its flagship long/short equity partnership. Prior to launching Centaur, Mr. Ashton worked as an investment analyst and featured writer for The Motley Fool, where he developed and produced investing seminars, subscription investing newsletters and stock research reports. From 1995 to 2000, Mr. Ashton worked in treasury & risk management consulting.

Mr. Ashton graduated from Austin College in 1995 with degrees in Economics and German.

The Fund’s Statement of Additional Information provides additional information about Mr. Ashton’s compensation, other accounts managed, and ownership of securities in the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company which was organized as a Delaware statutory trust, formerly known as Tilson Investment Trust, on April 23, 2004.  The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR

ALPS Fund Services, Inc. (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide services to the Fund.

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TRANSFER AGENT

ALPS Fund Services, Inc. (“Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated later in the section of this Prospectus entitled “Investing in the Fund,” the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

DISTRIBUTOR

ALPS Distributor, Inc. (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or others.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses.  In addition to the investment advisory fees, the Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.  The Fund is currently the only series of the Trust.

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INVESTING IN THE FUND

MINIMUM INVESTMENT

The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund.  The minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the minimum additional investment is $100 ($50 under an automatic investment plan).  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received in good form.  An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAVs of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange, currently 4:00 p.m. Eastern time, Monday through Friday, except when the New York Stock Exchange closes earlier.  The Fund does not calculate NAV on business holidays when the New York Stock Exchange is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities).  Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or advisor).  To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Fund by the time it prices its shares on the following business day.  The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

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PURCHASING SHARES

You can make purchases directly from the Fund by mail, bank wire, or online at http://www.centaurmutualfunds.com.  The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  Orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form.  The orders will be priced at the Fund’s NAV next computed after the orders are received by the authorized broker, or broker authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason, or (ii) suspend its offering of shares at any time.

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient Fund or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent.  The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the Fund, to:

Centaur Mutual Funds Trust
P.O. Box 8656
Denver, CO  80201

Please remember to add a reference to the Fund to your check to ensure proper credit to your account.  The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for a SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your canceled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-888-484-5766 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments.  You may also add to your account by mail, by wire, or online at http://www.centaurmutualfunds.com at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $100.  Before adding funds by bank wire, please call the Fund at 1-888-484-5766 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Purchases In Kind.  The Advisor generally will not allow purchases in kind, but under exceptional circumstances the Advisor may allow the purchase of shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Advisor at 1-888-484-5766.  If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in each Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

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Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Centaur Mutual Funds Trust
P.O. Box 8656
Denver, CO  80201

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone, Bank Wire, and Online Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  You may also redeem your shares online at http://www.centaurmutualfunds.com.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 866-205-1499).  The confirmation instructions must include the following:

(1)	Name of Fund;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

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You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-484-5766.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Fees on Redemptions.  As explained under “Fees and Expenses of the Fund,” the Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions of Fund shares occurring within one year following the issuance of such shares.  The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.  However, no Redemption Fee will be imposed in the following cases:

•	Redemption of shares purchased through reinvestment of dividends or capital gains distributions;
•	Amounts representing capital appreciation of shares;
•
Redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 20% per year of a shareholder’s account value based on the value of the account at the time the Systematic Withdrawal Plan is established or modified, provided all dividends and distributions are reinvested;

•	Redemptions of shares to pay fund or account fees;
•
Redemption of shares upon the death or permanent disability of the shareholder.  This exemption is available only for shares held at the time of death or initial determination of permanent disability and provided the Fund is notified of the requested exemption at the time of the redemption request; or

•	Mandatory distributions from a tax-deferred retirement plan or IRA. This exemption is available only if the Fund is notified of the requested exemption at the time of the redemption request.

In determining whether a Redemption Fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time.  If shares are held and subsequently redeemed through an omnibus account, the financial intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective sale of Fund shares and for the collection of such fees, if any.

Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $1,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his/her account NAV up to at least $1,500 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions In Kind.  The Fund does not intend, under normal circumstances, to redeem their shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share.  Shareholders receiving them may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

16

Miscellaneous.  All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders.  The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may suspend redemption, if permitted by the Investment Company Act of 1940, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions or changes in interest rates may create unfavorable market prices for fixed income securities.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund.  The Fund does not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund’s refusal to accept further purchase and/or exchange orders from such investor.  The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Advisor intends to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund.  Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error.  In such a case, the Advisor may choose to accept further purchase and/or exchange orders from such investor account.  In addition, the Fund may charge a Redemption Fee on redemptions of Fund shares occurring within one year of the issuance of such shares.  The fee is intended to defray the costs of liquidating a shareholder’s investment in the Fund and to discourage the short-term trading of Fund shares.  See the section entitled “Redeeming Your Shares – Fees on Redemptions” for additional information on the Redemption Fee.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus.  In you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

17

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Fund’s Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to their shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Such distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

BENCHMARK DESCRIPTIONS

The Fund compares its performance to standardized indices or other measures of investment performance.  In particular, the Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets.  Additionally, the Fund compares its return against the Dow Jones U.S. Select Dividend Total Return Index, which is generally considered to be representative of the performance of dividend-paying stocks in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the financial performance of the Fund for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data included in the tables below have been derived from audited financial statements of the Fund.  The financial data have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such periods is incorporated by reference into the Fund’s Statement of Additional Information.  This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Fund.  Further information about the performance of the Fund is contained in the Annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-888-484-5766.

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CENTAUR TOTAL RETURN FUND
(formerly known as the TILSON DIVIDEND FUND)
(For a Share Outstanding During Each of the Years Presented)

	For the Year Ended October 31
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.13	$12.93	$10.41	$7.64	$12.65
Income from investment operations
Net investment income (loss)	0.01	0.05 (a)	-- (b)	0.05	(0.04)
Net realized and unrealized gain (loss) on investments	1.20	0.26 (a)	2.50	2.78	(3.19)
Total from investment operations	1.21	0.31	2.50	2.83	(3.23)
Less distributions:
From net investment income	(0.07)	(0.07)	--	(0.07)	--
From net realized gains on investments	(0.26)	(0.11)	--	--	(1.79)
Total Distributions	(0.33)	(0.18)	--	(0.07)	(1.79)
Paid in Capital
Paid in capital (redemption fees)	0.05	0.07	0.02	0.01	0.01
Total Paid in Capital	0.05	0.07	0.02	0.01	0.01
Net asset value, end of year	$14.06	$13.13	$12.93	$10.41	$7.64
Total return (c)	9.86%	2.93%	24.21%	37.51%	(28.50)%
Net assets, end of year (in thousands)	$62,771	$79,340	$34,462	$8,646	$5,706
Average net assets for the year (in thousands)	$71,761	$72,885	$15,616	$6,700	$7,263
Ratio of gross expenses to average net assets (d)	2.12%	2.05%	2.78%	4.08%	3.87%
Ratio of net expenses to average net assets (d)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	0.24%	0.13%	0.09%	0.59%	(0.43)%
Portfolio Turnover Rate	91%	110%	89%	164%	159%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

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ADDITIONAL INFORMATION

Centaur Total Return Fund

Additional information about the Fund is available in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund’s Annual Reports will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s Statement of Additional Information and the Annual and Semi-annual Reports are available free of charge on the Fund’s website listed below and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-888-484-5766

By mail:	Centaur Mutual Funds Trust
c/o Transfer Agency
P.O. Box 8656
Denver, CO 80201

By e-mail:	centaurmutualfunds@alpsinc.com

On the Internet:	http://www.centaurmutualfunds.com

Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act file number 811-21606

STATEMENT OF ADDITIONAL INFORMATION

Centaur Total Return Fund
Ticker Symbol TILDX

A series of the

CENTAUR MUTUAL FUNDS TRUST
Southlake Town Square
1460 Main Street, Suite 234
Southlake, TX  76092

Telephone 1-888-484-5766

October 31, 2013

Table of Contents

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	12
PORTFOLIO TRANSACTIONS	14
NET ASSET VALUE	15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	16
DESCRIPTION OF THE TRUST	17
ADDITIONAL INFORMATION CONCERNING TAXES	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	20
SPECIAL SHAREHOLDER SERVICES	29
DISCLOSURE OF PORTFOLIO HOLDINGS	30
FINANCIAL STATEMENTS	32
APPENDIX A – DESCRIPTION OF RATINGS	33
APPENDIX B – PROXY VOTING POLICIES	37

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the Centaur Total Return Fund (“Fund”) and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Fund’s Prospectus and Annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Fund is a non-diversified series of Centaur Mutual Funds Trust (“Trust”).  The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and was organized on April 23, 2004 as a Delaware statutory trust.  As of October 30, 2013, the Trust’s name was changed from “Tilson Investment Trust” to “Centaur Mutual Funds Trust”, and the Fund’s name was changed from “Tilson Dividend Fund” to “Centaur Total Return Fund”.  The following policies supplement the Fund’s investment objectives and policies as set forth in the Prospectus for the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involving a risk of financial loss.  No assurance can be given that the Fund’s investment programs will be successful.  Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

Repurchase Agreements.  The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”) has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations.  Additionally, Centaur Capital Partners, L.P., the Fund’s investment advisor (“Advisor”), will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments.  The Fund may invest in money market instruments which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest-bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower.  Commercial Paper is usually sold on a discounted basis rather than as an interest-bearing instrument and its maturities generally range from 2 to 270 days.  The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, is of equivalent quality in opinion of the Advisor (“Advisor”).  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements.  The Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Investment Companies.  The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”).  The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the direct fees and expenses of the Fund.

Exchange Traded Funds.  The Fund may invest in an exchange traded fund (“ETF”).  An index-based ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  Alternatively, an ETF may be actively managed in accordance with a particular investment objective and strateby, similar to other non-index based investment companies.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the expenses of the Fund.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the net asset value of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  Index-based ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Equity Securities.  The equity portion of the Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible Securities.  Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stock, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of warrants do not necessarily move parallel to the prices of underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Companies With Unusual Valuations Based Upon Many Traditional Methods.  The Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques.  Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income, or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature.  Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies.  These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants’ expectations regarding the potential markets, revenues, income, or profitability for these types of companies.

Foreign Securities.  The Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges.  The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.  Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Fund receives from its investments.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Corporate and Municipal Debt Securities.  The Fund may invest in fixed income investments, including corporate, municipal, or other government debt securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield.  Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch, or if not rated, of equivalent quality in the Advisor’s opinion).  In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P, and Fitch are contained in this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, they rely primarily upon their own analysis of factors establishing creditworthiness.  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculation the Fund’s net asset value.  These risks can reduce the Fund’s share prices and the income it earns.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. Government securities may also be acquired subject to repurchase agreements.  While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Real Estate Securities.  Although the Fund will not invest directly in real estate, the Fund may invest in securities of issuers primarily engaged in or related to the real estate industry.  The Fund may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with the Fund’s investment objectives.  A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests.  Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:  possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.  Investing in REITs involves risks similar to those associated with investing in small capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Options.  The Fund may purchase and write put and call options on securities.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.  A put option is a contract which gives the purchaser of the option (in return for a premium paid) the right to sell, and the writer of the option (in return for a premium received) the obligation to buy, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.  A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.  In contrast, a call option is uncovered (or naked) when the writer of the call option does not simultaneously own the underlying security on which the call option is written (or does not own a security convertible into such security without additional consideration) during the entire option period.  The risks associated with covered option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.  This is because if the Fund’s underlying stock runs up past the option strike price the option holder may exercise the option to purchase the shares at the agreed upon price.  The Fund’s profits in this scenario will be limited to the difference between the purchase price and the strike price, plus the option premium received.  The Fund will not purchase put options when the aggregate premiums on outstanding put options exceed 10% of the Fund’s net assets at the time of purchase.  Options trading is a highly specialized activity that entails greater than ordinary investment risks.

Writing Covered Call Options.  The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.  In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.  Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing covered call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that, in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.”  The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund.  When an underlying security is sold from the Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  If the Fund writes a put option, the Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.  The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  The Fund may purchase call options to benefit from expected increases in the price of the underlying security, to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing.  The Fund may purchase put options on securities to benefit from an anticipated decline in the price of the underlying security which it does not hold, to either partially or fully offset losses resulting from a possible decline in the value of a security which it does hold or to close out a written put position.  The purchase of put options on securities the Fund owns will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security.  In addition, the Fund will continue to receive interest or dividend income on the security.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Securities Index Options.  The Fund may write puts, write (or sell) covered call options, and purchase put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase or to benefit from the anticipated increase (e.g., in the case of a purchased call) or decline (e.g., in the case of a purchased put) of the securities index.  The Fund will only write call options that are “covered”.  A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based.  If the Fund writes a put on a securities index, the Fund will be considered to “cover” it, for example, by segregating with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included.  For example, some securities index options are based on a broad market index such as the S&P 500 Total Return Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index.  Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Fund’s use of securities index options is subject to certain risks.  The Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on securities indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities.  Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund’s put options on the securities indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on securities indexes acquired by the Fund.

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if the Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded.  Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.  In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions.  For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded and non-exchange traded call and put options on futures contracts and write exchange-traded and non-exchange traded call options on futures contracts.  Certain of these put and call options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  Other such put and call options are not traded on exchanges but are traded in secondary markets.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write only options on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices.  The purchase of a call option on a futures contract represents a means of hedging against a market advance when the particular Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Futures contracts and options on futures contracts can be volatile instruments and involve certain risks.  If the Advisor applies a hedge at an inappropriate time or judge market movements incorrectly, options and futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  The Fund will not engage in transactions in futures contracts and related options for speculation.  In instances involving the purchase of futures contracts or the writing of covered put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with the Fund’s custodian, thereby ensuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of covered call options thereon by the Fund, the securities underlying such futures contracts or covered options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or covered option is based.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  The following securities may be considered to be illiquid: repurchase agreements maturing in more than seven days, non-publicly offered securities, restricted securities, assignments, participations, investment certificates, and certain limited partnerships.  Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities.  Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted Securities which can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests cash collateral from the borrower, there is the risk that such investment may result in a financial loss.  In such an event, the Fund would be required to repay the borrower out of the Fund’s assets.

Lack of Diversification.  The Fund is a non-diversified fund, which means that the Trust has not made an election to be a “diversified” investment company under the 1940 Act.  Most mutual funds elect to be “diversified” funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time.  A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio.  Even a non-diversified fund has to have some diversification for tax purposes, though.  Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund’s total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets; and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Subject to the requirements of the U.S. tax code and the Fund’s investment restrictions (see description below under “Investment Limitations”), the Fund may make significant investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry.  Such a concentration of Fund investments exposes the Fund to additional risks, and greater potential for significant share price fluctuation.  The Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities.  Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and the value of each shareholder’s investment.  When the value of a security in a non-diversified fund falls, it may have a greater impact on the fund than it would have in a diversified fund.

Borrowing.  To the extent permitted under the 1940 Act and other applicable law, the Fund may borrow money from banks in order to meet redemption requests or for extraordinary or emergency purposes.  In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with that Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose, means, with respect to the Fund, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.

Fundamental Limitations.  As a matter of fundamental policy, the Fund may not:

(1)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).  For purposes of this limitation, short sales of securities and futures trades, forward contracts, or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)
Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions).  For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	Make investments for the purpose of exercising control or management over a portfolio company;

(7)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(8)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)
Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(10)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

(11)
Invest directly 25% or more of total assets in securities of issues in any particular industry.  For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry.

Non-Fundamental Limitation.  The following investment limitation is not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)	Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

(2)
Invest more than 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund.

With respect to the “fundamental” and “non-fundamental” investment limitations above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the limitation on borrowing under the Fund’s third fundamental investment restriction applies at all times.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in realization of short-term capital gains taxed at ordinary income tax rates.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers.  The Fund currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Fund’s fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The sale of Fund shares may not be considered when determining the firms that are to execute brokerage transactions for the Fund.

The Advisor will not use “soft dollar” commissions or rebates by brokerage firms of commissions generated by securities transactions of the Fund executed through those firms to pay expenses of the Advisor.

The Advisor may utilize a brokerage firm affiliated with the Trust or the Advisor if they believe they can obtain the best execution of transactions from such broker.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, are members, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2012, 2011, and 2010, the Fund paid brokerage commissions of $116,754, $141,225, and $36,886, respectively.  The increase in brokerage commissions paid by the Fund for the fiscal year ended October 31, 2011 from the prior year was primarily a result of increased trading as a result of growth in the Fund’s total assets.  The decrease in brokerage commissions paid by the Fund for the fiscal year ended October 31, 2012 from the prior year was primarily a result of a decrease in the Fund’s total assets.

NET ASSET VALUE

The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each class of the Fund’s shares will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities are determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all applicable laws and regulations.  Using methods approved by the Trustees, the assets of the Fund are generally valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Options are valued as follows: (1) exchange-listed options are valued at the last quoted sales price at the time of valuation.  For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor instructs ALPS Fund Services, Inc. (“ALPS”) in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct ALPS in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  If an option is not traded on the valuation date and there is an ask price but no bid price for the valuation date as of the Valuation Time, the option shall be priced at the midpoint of the ask price for the valuation date as of the Valuation Time and zero.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) a reliable last quoted ask price as of the Valuation Time is not readily available.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies.

If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shares of the Fund may not be purchased or sold.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.  Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), or the Fund directly.  Selling dealers have the responsibility of transmitting orders promptly to the Fund.  The public offering price of shares of the Fund equals net asset value.

The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for trading, as described under “Net Asset Value” above.  The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund and its shareholders, and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies of scale can be achieved in sales of Fund shares.

Redemptions.  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under “Investing in the Fund - Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds, and the assessment in certain cases of a redemption fee on redemptions of Fund shares occurring within one year following the issuance of such shares.  For information on the redemption fee, see “Redeeming Your Shares – Fees on Redemptions” in the Prospectus.

DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated statutory trust organized under Delaware law on April 23, 2004, is an open-end investment management company.  On October 30, 2013, the Trust’s name was changed from “Tilson Investment Trust” to “Centaur Mutual Funds Trust”, and the Fund’s name was changed from “Tilson Dividend Fund” to “Centaur Total Return Fund”.  The Trust’s Agreement and Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust Instrument currently provides for the shares of one series:  the Centaur Total Return Fund, managed by Centaur Capital Partners, L.P. of Southlake, Texas.  The Fund currently has only one class of shares.  The number of shares of each series shall be unlimited.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, Rule 18f-2 also provides that the ratification of the appointment of an independent registered public accounting firm for the Trust, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and have no preemptive or conversion rights.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  Subject to the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities, or currencies, and net income derived from an interest in a “qualified publicly traded partnership” as defined in Code section 851(h).  Any income derived by a series from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the series’ business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The 2012 Taxpayer Relief Act signed into law by President Obama on January 2, 2013 set the long-term capital gains rate for individual taxpayers at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for those individuals whose taxable income is more than $400,000.1

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

1 For individuals whose ordinary income is generally taxed at less than the 25% rate the long term capital gains rate will be 0%.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend, and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Health Care and Education Reconciliation Act of 2010 will require certain individuals, estates and trusts to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  This surtax will apply for taxable years beginning after December 31, 2012.  Prospective investors should consult with their own tax Advisor regarding the effect, if any, of the Health Care and Education Reconciliation Act of 2010 on their ownership and disposition of the shares.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax Advisor with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

On March 18, 2010, President Obama signed into law the “Hiring Incentives to Restore Employment (HIRE) Act.”  The HIRE Act adds sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA.”

Under the FATCA provisions, foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.

As noted above, the new FATCA withholding and information reporting requirements generally will apply to withholdable payments made after December 31, 2012.  Prospective investors should consult with their own tax Advisor regarding these new provisions.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur, such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), the Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”), and each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 1290 Broadway, Suite 1100, Denver, CO  80203.

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., 60	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jack E. Brinson, 81	Trustee	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

Thomas G. Douglass, 56	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	1	None
OTHER OFFICERS
Malcolm “Zeke” Ashton, 42	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002.	n/a	n/a
Gennifer Ashton, 43	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006.	n/a	n/a

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Rick Schumacher, 49	Chief Compliance Officer	Since 09/2013	Consultant, Centaur, since September 2013; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012	n/a	n/a
Rhonda A. Mills, 47	Secretary	Since 03/2012	Vice President and Associate Counsel, ALPS, since 2011; Managing Member, Mills Law, LLC, 2010 to 2011; Counsel, Old Mutual Capital, Inc. 2006 to 2009	n/a	n/a
Alan Gattis, 33	Assistant Treasurer	Since 09/2013	Fund Controller, ALPS, since 2011; Audit Manager, Spicer Jeffries LLP, 2009 to 2011; Auditor, PricewaterhouseCoopers LLP, 2004 to 2009.	n/a	n/a

Board Leadership Structure.  The Board is composed of three Trustees, all of which are Independent Trustees.  The Chairman of the Board, Mr. James H. Speed, Jr., is an Independent Trustee.  The Board has established five standing committees: an Audit Committee, a Governance Committee, a Nominating Committee, a Proxy Voting Committee, and a Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Other information about these standing committees is set forth below.  The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Trustee Qualifications.  The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes, and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure.  Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Fund, to interact with the other Trustees, Trust management, the Trust’s third party services providers, legal counsel, and independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.  Mr. Speed and Mr. Brinson have each served on the Board and/or the board of other mutual funds for a number of years and thus have gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Trust.

In addition to the Trustee Attributes discussed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trust Attributes indicated in the “Trustee and Executive Officers” table, above, and as follows:

Mr. Brinson has experience in and knowledge of the financial industry as an individual investor and in his role as trustee on several other mutual fund boards.  He also has previous business experience as an owner of an automobile dealer business.  Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards.  He also has business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Douglass has experience in and knowledge of the financial industry as an individual investor.  He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority, Inc.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial, business and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the specific qualifications, attributes and skills of the Trustees being disclosed pursuant to requirements of the SEC do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board had four regular meetings and one special meetings during the fiscal year ended October 31, 2012.  Mr. Tilson, a former Trustee, Mr. Brinson and Mr. Speed attended all of those meetings.  Mr. Douglass was appointed a Trustee effective September 3, 2013.

Trustee Standing Committees.  The Board of Trustees has established the following standing committees:

Audit Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Fund’s last fiscal year.

Nominating Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund are eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Governance Committee:  Mr. Speed, Mr. Brinson, and Mr. Douglass are the current members of the Governance Committee.  The Governance Committee assists the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and meets periodically as necessary.

Beneficial Equity Ownership Information.  The following table shows the amount of the Fund’s equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2012.  The values are stated using the following ranges:

A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Fund Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
Jack E. Brinson	C	C
James H. Speed, Jr.	B	B
Thomas G. Douglass	A	A

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2012, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices.  Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone.  The Trust expects that half of the fees received by such Trustees will be invested in shares of the Fund on that Trustee’s (or Trustee designee’s) behalf on the date they are received. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  The following table presents the compensation for each Trustee for the fiscal year ending October 31, 2012:

Name of Trustee	Aggregate Compensation From Each of the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Jack E. Brinson	$5,400	None	None	$5,400
James H. Speed, Jr.	$5,400	None	None	$5,400
Interested Trustee
Whitney R. Tilson	None	None	None	None

*Each of the Trustees served as a Trustee to two funds of the Trust during the period ended October 31, 2012.  The Tilson Focus Fund was liquidated on June 21, 2013.  Mr. Douglass was elected as a Trustee effective September 3, 2013, and did not receive any compensation for the period ended October 31, 2012.  Mr. Tilson resigned effective upon the election of Mr. Douglass as a Trustee.

Code of Ethics.  The Trust, Advisor, and Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code).  There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund file Form N-PX with the SEC.  Form NP-X states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30.  The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-484-5766; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of October 4, 2013, the Trustees and officers of the Trust, as a group, owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.  On that same date, the shareholder(s) listed below owned of record more than 5% of the outstanding shares of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of October 4, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	892,584	21.71%
TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	334,238	8.13%

*Deemed to “control” the shares of the Fund, as defined by applicable SEC regulations. The Fund believes that such entity does not have a beneficial interest of such shares.

Investment Advisor.  Centaur Capital Partners, L.P. (“Centaur” or the “Advisor”) became the investment advisor for the Fund effective September 3, 2013.  Prior to September 3, 2013, Centaur served as the sub-advisor for the Fund.  Information about Centaur, located at Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX  76092, and its duties and compensation as Advisor, is contained in the Prospectus.  The Advisor supervises the Fund’s investments pursuant to the Investment Advisory Agreement (“Advisory Agreement”).  The Advisor is controlled by Malcolm “Zeke” Ashton.  The Advisory Agreement is effective for an initial two-year period and may be renewed for additional one-year periods only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons of any such party, or by vote of a majority of the Fund’s outstanding voting securities.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions and provides the Fund with a portfolio manager who is authorized by the Trustees to execute purchases and sales of securities.  Malcolm “Zeke” Ashton is responsible for the day-to-day management of the Fund’s portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or a loss resulting from the Advisor’s reckless disregard of its duties and obligations under the Agreement.

The Advisor receives an advisory fee equal to an annualized rate of 1.50% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter.  In addition, the Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and assume other expenses of the Fund for at least one year from the effective date of the agreement, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for any fiscal year.  Because the previous expense limitation agreement which was effective prior to Centaur assuming the role of investment advisor to the Fund did not include the current investment advisory fees of 1.50%, the 1.95% expense limitation in the current Expense Limitation Agreement is effectively the same as the 0.45% expense limitation in the previous expense limitation agreement.  The Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.  For the fiscal year ended October 31, 2012, T2 Partners Management LP (“T2”), the Fund’s former investment advisor, earned fees in the amount of $1,076,414 and reimbursed expenses in the amount of $122,006 with respect to the Fund.  For the fiscal year ended October 31, 2011, T2 earned fees in the amount of $1,094,457 and reimbursed expenses in the amount of $71,645 with respect to the Fund.  For the fiscal year ended October 31, 2010, T2 earned fees in the amount of $233,395 and reimbursed expenses in the amount of $129,829 with respect to the Fund.

During the time the Advisor served as sub-advisor to the Fund, the Advisor received from T2 quarterly compensation based on the Fund’s average daily net assets at the annual rate of 0.75% less certain marketing and operating expenses as agreed to between the Advisor and T2.  The Fund did not pay a direct sub-advisory fee to the Advisor.

Portfolio Managers

Compensation. Zeke Ashton is the managing partner of the Advisor.  Mr. Ashton’s compensation varies with the general success of the Advisor. Mr. Ashton’s compensation includes a modest base salary, plus additional remuneration based upon the distributable profits generated by the Advisor.  Mr. Ashton’s compensation is not linked to any specific factors, such as the Fund’s performance or asset levels, though positive performance and growth in managed assets are factors that may contribute to the distributable profits for the Advisor.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by Mr. Ashton as of the Fund’s fiscal year ended October 31, 2012 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Zeke Ashton	E

Other Accounts.  In addition to the Fund, Mr. Ashton is responsible for the day-to-day management of certain other accounts.  The table below shows the number of accounts, and total assets in, such other accounts as of the Fund’s fiscal year ended October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Zeke Ashton	0	$0	1	$94 million	0	$0
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	1	$94 million	0	$0

Conflicts of Interests.  The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include pooled investment funds and other investment companies (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio manager’s management of Other Accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund.  Because of positions with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts managed and to the possible detriment of the Fund.  However, because the Fund seeks to follow its own unique investment strategies and limitations, this particular conflict of interest may be limited.  Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  For some of these investment strategies, the Advisor may be compensated based on the profitability of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.  The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines.  When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Fund Accountant and Administrator. The Trust has entered into an Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, CO  80203.

The Administrator performs the following services for the Fund: (1) procures a custodian on behalf of the Trust, and coordinates with and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund for fund administration, is the greater of 1) $170,000, or 2) at the annual rate of 0.05% of the first $500M of the Trust’s net assets; 0.03% on the next $500 million in net assets to $1 billion; and 0.02% on all Trust net assets over $1 billion. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.  ALPS received $43,878 in fees from the Tilson Focus Fund (liquidated on June 21, 2013) and $185,179 in fees from the Fund for the fiscal year ended October 31, 2012.  ALPS received $14,135 in fees from the Tilson Focus Fund and $20,282 in fees from the Fund for the fiscal year ended October 31, 2011. The previous administrator of the Trust was the Nottingham Company, LLC, until October 3, 2011.  Compensation of Nottingham, was based upon the average daily net assets of the Tilson Focus Fund and the Fund for fund administration, is at the annual rate of 0.175% on the first $50 million of each of the Fund’s net assets; 0.150% on the next $50 million; 0.125% on the next $50 million; 0.10% on the next $50 million; and 0.075% on all assets over $200 million. Nottingham received $64,219 in fees from the Tilson Focus Fund and $142,668 from the Fund through October 3, 2011.  Nottingham received $29,114 in fees from the Tilson Focus Fund and $30,630 in fees from the Fund for the fiscal year ended October 31, 2010.

Transfer Agent.  The Trust has entered into a Transfer Agency and Services Agreement with ALPS to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  The address of the Transfer Agent is 1290 Broadway, Suite 1100, Denver, CO 80203.  ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC.  The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.  ALPS received $37,067 in fees from the Tilson Focus Fund (liquidated on June 21, 2013) and $81,835 in fees from the Fund for the fiscal year ended October 31, 2012.  ALPS received $5,413 in fees from the Tilson Focus Fund and $9,929 in fees from the Fund for the fiscal year ended October 31, 2011.  The previous transfer agent of the Trust was the Nottingham Company, LLC, until October 3, 2011.  Nottingham received $22,536 in fees from the Tilson Focus Fund and $43,190 from the Fund through October 3, 2011.  Nottingham received $30,093 in fees from the Tilson Focus Fund and $28,177 in fees from the Fund for the fiscal year ended October 31, 2010.

Distributor.  ALPS Distributors, Inc. (“ADI”), 1290 Broadway, Suite 1100, Denver, CO  80203, acts as an underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.  In this regard, ADI has agreed, at its own expense, to qualify as a broker-dealer under all applicable federal or state laws in those states which either Fund shall from time to time identify to ADI as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for that Fund.  Rhonda Mills is also a Vice President of ADI.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc.  The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.  ADI does not receive any compensation under the Distribution Agreement.

Custodian.  Union Bank N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian. For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The Custodian’s compensation is subject to a minimum annual amount of $5,000 per Fund.  Union Bank received $14,275 in fees from the Tilson Focus Fund (liquidated on June 21, 2013) and $11,099 in fees from the Fund for the fiscal year ended October 31, 2012.  Union Bank received $12,585 in fees from the Tilson Focus Fund and $16,793 in fees from the Fund for the fiscal year ended October 31, 2011.  Union Bank received $10,811 in fees from the Tilson Focus Fund and $11,613 in fees from the Fund for the fiscal year ended October 31, 2010.

Independent Registered Public Accounting Firm.  BBD, LLP, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, and prepares the Fund’s federal, state, and excise tax returns.  Such firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609 serves as legal counsel to the Trust and the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their accounts.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are normally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts.  With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on the  day of the month you specify.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $1,500 or more may establish a systematic withdrawal plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (monthly or for any months of your choice) in order to make the payments requested.  The Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund.  If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-888-484-5766, or by writing to:

Centaur Mutual Funds
c/o Transfer Agency
P.O. Box 8656
Denver, CO  80201

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the particular Fund.  The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of the respective Fund(s), the marketability of such securities, and other factors which the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price” in the Prospectus.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration.  To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein.  Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the Fund and its shareholders and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor (Advisor with respect to the Fund) generally will not disclose the Fund’s portfolio holdings to any third party unless such information has been made generally available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the posting of the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-484-5766.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters (“Quarterly Letters”) which will typically include additional portfolio holdings information, including disclosure of certain of the Fund’s portfolio holdings as of the end of the calendar quarter.  The Fund will generally make the Quarterly Letters available to the public on the Fund’s website at http://www.centaurmutualfunds.com within thirty (30) days after the close of any calendar quarter for which a Quarterly Letter is prepared and such information will remain available until the earlier of the date the next Quarterly Letter is posted or the end of the next calendar quarter.  To reach the Quarterly Letters, use the link “Reports and Letters to Investors” located on the left side of the Fund’s home page.  The Fund and/or Advisor may also send the Quarterly Letters to shareholders of the Fund and to mutual fund analysts; provided that a Quarterly Letter will not be sent to shareholders of the Fund or analysts until one day after such letter has been publicly disclosed on the Fund’s website.

The Fund and/or Advisor may also, from time to time, hold conference calls for shareholders, potential investors, and other interested parties where the Advisor expresses views and statements on the Fund’s portfolio securities, such as portfolio commentary or statistical information that may include the disclosure of additional portfolio holdings information.  Information regarding the date and time of any conference call will be provided at least one week in advance by notice in a Quarterly Letter and/or by posting the information separately on the Fund’s website at http://www.centaurmutualfunds.com. Following any conference call that includes the disclosure of additional portfolio holdings information, a list of the holdings discussed will be made available on the Fund’s website at http://www.centaurmutualfunds.com.  This information will remain available until new information for a subsequent conference call is posted.

The officers of the Fund and/or the Advisor may share non-public portfolio holdings information with the Fund’s and Advisor’ service providers, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, proxy voting services, and legal counsel as identified in the Fund’s Prospectus and SAI; and Filepoint EDGAR Services, financial typesetters and printers the Fund may engage for, among other things, the edgarizing, typesetting, printing and/or distribution of regulatory and compliance documents; and Fairview Investment Services, LLC, a compliance consultant to the Advisor.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

FINANCIAL STATEMENTS

The audited financial statements of each of the Fund for the year ended October 31, 2012, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire debt securities as described in the Prospectus and this SAI.  The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from ‘AA” to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-term obligations rated ‘A-1’ by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.  The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa –Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  ‘AA’ ratings denote a expectations of low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a very high level of risk, and a rating C signals exceptionally high levels of credit risk.  'RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating.  ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “B.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest.  Accordingly, the Fund’s portfolios may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CENTAUR MUTUAL FUNDS TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Centaur Mutual Funds Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Centaur Capital Partners, L.P. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A.  Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund will file Form N-PX with the SEC no later than August 31 of each year.  Each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(1)	A copy of this Policy;
(2)	Proxy statements received regarding each Fund’s securities;
(3)	Records of votes cast on behalf of each Fund; and
(4)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted this 17th day of December 2004.

Amended as of October 30, 2013.

EXHIBIT A

Series of the Centaur Mutual Funds Trust

1.	Centaur Total Return Fund

Centaur Proxy Voting Policy

Centaur Capital Partners (CCP) has the adopted the following policies and guidelines related to client accounts for which CCP has proxy voting authority.

Policy Pertaining to Mutual Funds

With respect to 1940 Act Funds, it is the policy of Centaur Capital Partners to vote proxies in the manner that the Advisor believes are in the best interest of the mutual fund shareholders.  CCP generally votes all proxies except in isolated cases where CCP’s analysis concludes that the cost of voting a proxy may exceed the potential benefit to shareholders.  For example, some foreign securities occasionally require travel to a foreign country to vote a proxy proposal in person.

All proxies received are evaluated against “Glass Lewis” guidelines.  Glass Lewis has developed best practices in corporate governance that it believes are consistent with the best interest of investors.  CCP utilizes an industry-standard service to evaluate and provide a recommendation against Glass Lewis guidelines, for each matter being submitted for a vote.  Glass Lewis guidelines address a number of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and acquisitions, and various other shareholder proposals.  CCP has concluded that the Glass Lewis guidelines are substantially in accord with CCP’s own philosophy regarding corporate governance and conduct.  In most cases, CCP will follow Glass Lewis’ voting recommendations, but it may deviate from Glass Lewis’ recommendations on isolated proxy proposals, if CCP determines that a certain vote is in the best interests of shareholders.

The use of Glass Lewis minimizes the number of potential conflicts of interest CCP might face in voting proxies.  In the event that a potential conflict of interest is identified, then CCP will analyze the conflict and identify the vote that it believes is in the best interest of shareholders and the reasons why.  If CCP determines that voting on a particular proposal would be inappropriate, then CCP will identify the potential conflict to its client and ask the client to consider voting the proposal on its behalf.  A record of the vote and the rationale behind the decision will be recorded.

Appendix A contains a summary of the Glass Lewis Proxy Voting Guidelines.

For mutual funds where CCP serves as the investment advisor, the portfolio manager makes every reasonable effort to submit proxy votes in a timely manner and to maintain appropriate records of how proxies have been voted.  CCP expects to utilize an industry standard service in order to ensure that appropriate records are maintained, including such information as the name, ticker and CUSIP identifier of the portfolio security, the shareholder meeting date, and other relevant details.

As a matter of practice, it is CCP’s policy to not reveal or disclose to any shareholder how CCP may have voted (or intends to vote) on a particular proxy until after it votes the proxy.  CCP will generally not disclose such information to unrelated third parties unless doing so is considered in the best interests of shareholders.

Policy Pertaining to Other Managed Accounts

CCP may manage accounts in other pooled vehicles or in separately managed accounts as part of its investment advisory business.  CCP’s authority to vote proxies on behalf of these accounts may vary, depending upon the specific arrangements of such accounts. Rule 206(4)-6 under the Advisers Act requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies and procedures. In accordance with such rule, we have adopted proxy voting policies and procedures, which are provided in our compliance manual.

In general, our policy is to vote proxy proposals, amendments, consents or resolutions in a manner that serves the best interests of the client, taking into account various factors.  Historically, and in light of the typical size of our client accounts and because our investment approach is not activist in nature and results in avoidance of securities of companies whose corporate governance are found to be objectionable, we believe in most cases that clients do not benefit from the voting of the proxies. Stated another way, we believe that our clients interest are not harmed in cases where CCP elects not to vote proxies for most holdings. Our policy is therefore to limit our voting of proxies to those cases where we i) disagree with the voting recommendation of the board of directors of such holdings and ii) believe that our vote could be material to the outcome of the matter presented.  Investors may obtain copies of our proxy voting policy, together with information regarding how we have voted any past proxies, by contacting us.

Appendix A

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

-
Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

-
Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

-
Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

-	Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

-
Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

-	Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

-
Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.  In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.  Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees. Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

-
Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

-
Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

-	Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors
Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.  Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure
When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

-
Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

-
Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

-
Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

-
Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans
Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks the executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.  Exhibits

(a)	Declaration of Trust (“Trust Instrument”).1

(b)	By-Laws.1

(c)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered. (Certificates for shares are not issued.).1

(d)
Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) (“Registrant”) and Centaur Capital Partners, L.P. (“Advisor”), as advisor for the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund (“Fund”).7

(e)(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (“Distributor”), as distributor for the Fund.5

(e)(1)(i)	Amendment No. 1 to the Distribution Agreement, dated June 24, 2013.7

(e)(1)(ii)	Form of Amendment No. 2 to the Distribution Agreement, dated October 30, 2013.7

(f)	Not Applicable.

(g)(1)	Global Custody Agreement between the Registrant and Union Bank, N.A.5

(h)(1)	Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. (“Administrator”), as administrator of the Funds.5

(h)(1)(i)	Amendment No. 1 to the Administration, Bookkeeping and Pricing Services Agreement, dated June 24, 2013.7

(h)(1)(ii)	Form of Amendment No. 2 to the Administration, Bookkeeping and Pricing Services Agreement, dated October 30, 2013.7

(h)(2)	Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. as transfer agent for the Registrant.5

(h)(2)(i)	Amendment No. 1 to the Transfer Agency and Services Agreement, dated June 24, 2013.7

(h)(2)(ii)	Form of Amendment No. 2 to the Transfer Agency and Services Agreement, dated October 30, 2013.7

(h)(3)	Expense Limitation Agreement dated September 3, 2013 between the Registrant and the Advisor with respect to the Fund.7

(i)	Opinion and Consent of Parker, Poe, Adams & Bernstein L.L.P. regarding the legality of securities registered with respect to the Registrant.2

(j)	Consent of BBD, LLP, Independent Registered Public Accounting Firm, with respect to Post-Effective Amendment No. 13.7

(k)	Not Applicable.

(l)	Initial Subscription Agreement.2

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)(1)	Amended and Restated Code of Ethics for the Registrant.3

(p)(2)	Code of Ethics for the Advisor.4

(p)(4)	Code of Ethics for the Distributor.6

(q)	Powers of Attorney.6

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed July 23, 2004 (File No. 333-117597).
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed March 10, 2005 (File No. 333-117597).
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2008 (File No. 333-117597).
4.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed March 1, 2011 (File No. 333-117597).
5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 29, 2012 (File No. 333-117597).
6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2013 (File No. 333-117597).
7.	Filed herewith.

ITEM 29.  Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.  Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a)		Subject to the exceptions and limitations contained in Subsection (b) below:

(i)
every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)
as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)		No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)
in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)
To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)
Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor.  These agreements provide indemnification for those entities and their affiliates.  The Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.  Business and Other Connections of the Investment Advisor

The description of the Advisor  is found under the caption of “Management of the Fund – Investment Advisor” in the Prospectus and under the caption “Management and Other Service Providers – Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisor provides investment advisory services to other persons or entities other than the Registrant.

ITEM 32.  Principal Underwriter

(a)
ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust,  CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds,  DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Drexel Hamilton Investment Partners LLC, EGA Emerging Global Shares Trust, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs and Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Assistant Secretary, General Counsel	None
Kenneth V. Hager	Vice President, Treasurer, Assistant Secretary	None
Eric Parsons	Vice President, Controller, Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Gary Ross	Vice President, Director of Sales	None
Jeff Brainard	Vice President, Regional Sales Manager	None
Paul F. Leone	Vice President, Assistant General Counsel	None
Erin Nelson	Vice President, Assistant General Counsel	None
JoEllen Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	Secretary
Jennifer T. Welsh	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None

Name*	Position with Underwriter	Positions with Fund
Gregg Wm. Givens	Assistant Treasurer	None

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not applicable.

ITEM 33.  Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX  76092, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian (Union Bank, N.A., Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, California 94104), Transfer Agent (ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203), or Administrator (ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203).

ITEM 34.  Management Services

None.

ITEM 35.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado on this 31st day of October, 2013.

Centaur Mutual Funds Trust

By:	/s/ Rhonda A. Mills
Rhonda A. Mills
Secretary

Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	James H. Speed, Jr.*	Trustee and Chairman	October 31, 2013
James H. Speed, Jr.

	Jack E. Brinson*	Trustee	October 31, 2013
Jack E. Brinson

	Thomas G. Douglass*	Trustee	October 31, 2013
Thomas G. Douglass

	M. Ezekial Ashton*	President, and Principal Executive Officer	October 31, 2013
M. Ezekial Ashton

	Gennifer Ashton*	Treasurer, and Principal Financial Officer	October 31, 2013
Gennifer Ashton

	/s/ Alan Gattis	Assistant Treasurer	October 31, 2013
Alan Gattis

	/s/ Rhonda A. Mills	Secretary	October 31, 2013
Rhonda A. Mills

*By:	/s/ Rhonda A. Mills
Rhonda A. Mills Attorney-in-Fact
October 31, 2013

Exhibit Index

1.	Investment Advisory Agreement between the Centaur Mutual Funds Trust and Centaur Capital Partners, L.P.	EX-99.d
2.	Amendment No. 1 to the Distribution Agreement	EX-99.e.1.i
3.	Form of Amendment No. 2 to the Distribution Agreement	EX-99.e.1.ii
4.	Amendment No. 1 to the Administration, Bookkeeping and Pricing Services Agreement	EX-99.h.1.i
5.	Form of Amendment No. 2 to the Administration, Bookkeeping and Pricing Services Agreement	EX-99.h.1.ii
6.	Amendment No. 1 to the Transfer Agency and Services Agreement	EX-99.h.2.i
7.	Form of Amendment No. 2 to the Transfer Agency and Services Agreement	EX-99.h.2.ii
8.	Expense Limitation Agreement dated September 3, 2013 between the Registrant and the Advisor	EX-99.h.3
9.	Consent of Independent Registered Public Account Firm	EX-99.j